Dreyfus

Strategic
Municipals, Inc.

Semi-Annual
Report

March 31, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the funds investments and its share price.

Dreyfus Strategic Municipals, Inc.
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this report on Dreyfus Strategic Municipals, Inc. for the six-month period ended March 31, 1999. Your fund produced a total return, including share price changes and dividend income generated, of 1.16%.* During the reporting period, the fund produced income dividends exempt from federal personal income taxes of $.296 per share.** This is equivalent to an annualized federally tax-free distribution rate per share of 6.23%.***

Economic Review

   The economy in the period ended March 31, 1999 had several persistent themes. These included weakness in the world economy, strength in the U.S. economy, pervasive disinflation and multiple rounds of central bank easing, which lowered interest rates in many parts of the world.

   Weakness in the world economy started in Asia with economic and financial stresses throughout most of the continent. While China was able to generate economic expansion by government spending, economic declines occurred in most of the rest of Asia. The most severe phase of these crises occurred when Asian currencies dropped and short-term interest rates rose there as well. Then Latin America began to weaken, particularly Brazil. Tentative signs of a bottoming in Asia had emerged by the end of your funds fiscal period;
however, Brazil had not yet turned the corner.

   Europe was full of optimism about the benefits of currency unification into the Euro as of year-end 1998. The reality was that economic growth in Europe began the last year at a modest pace and showed signs of stagnation in early 1999. Even so, the new European central bank postponed the reduction in interest rates at the beginning of 1999, probably because of a desire to build anti-inflationary credibility. The bank finally eased in April of this year.

   The U.S. economy proved to be a superperformer during the period, growing at an above-trend rate despite the economic weakness overseas. A major reason for this was that the negative effects of foreign economic weakness on the traditional industrial sector were offset by positive effects elsewhere in the economy. Low inflation and low interest rates stimulated the housing and consumer sectors, while the technology sector continued to expand.

   The Federal Reserve eased monetary policy three times beginning on September 30, 1998, lowering the Federal funds rate from 5.50% to 4.75%. This was not because of any shortfall in U.S. economic growth. Rather, it was a response to a financial crisis linked to the Russian default and the financial problems of a major hedge fund. Despite widespread fears, the U.S. economy never did slow. Long-term interest rates declined into early October, when fears of financial crisis, deflation and possible economic recession were at their greatest. However, those rates then drifted higher as the financial stresses eased and the feared economic slowdown did not materialize.

Market Environment

   Moderating economic growth in the U.S., a negligible rate of inflation, and relatively low interest rates continue to foster a positive atmosphere for municipal bonds. As measured by commonly accepted indexes, municipal bond yields have moved very little over the last six-month period, compared to yields of U.S. Treasury bonds. Treasuries, of course, were affected uniquely because of the safe haven they provided during the economic and currency collapses of several foreign countries; lately there has been some liquidation of Treasuries as recovery in several foreign nations began, thus their price movements have been more volatile.

   Municipal yields continue to be historically generous vis-a-vis Treasury bond yields, and that lends support to current price levels. Presently, municipal bonds with maturities of 20 years and longer provide federally tax-free yields that exceed 90% of the taxable yields provided by Treasury bonds with comparable maturities. Also helping to firm up price levels of municipal bonds is a shortage of supply in the new-issue market. So far in 1999, newly marketed issues amount to just 77% of 1998's volume. Some reduction in 1999 is expected when compared to 1998, when a number of refundings helped to swell that years total issuance to $284 billion, but at this time new issues are running somewhat behind expectations for 1999.

   Demand continues to be sparked by the after-tax benefits of municipal bond ownership, recognized mainly by individuals and crossover buyers, the latter being buyers who commonly operate in both taxable and tax-exempt markets, depending on yield ratios and after-tax benefits. Institutional demand is not especially strong right now, and that demand is very specific, centering on coupon, maturity and several technical features. With supply and demand well balanced, and no discernible indications of rising inflation and higher interest rates, it appears that the municipal environment will continue to be hospitable.

Portfolio Focus

   As discussed in previous communications to shareholders, the fund strives to maximize tax-exempt income. During the reporting period, opportunities to enhance the dividend payout remained limited. Yield differentials between the most highly rated and less highly rated securities remained historically tight. The decline in interest rates continues to have an impact as well. As the fund has matured, many of the securities purchased years ago in a higher-interest-rate environment have been called. The proceeds have been reinvested in bonds yielding less than those redeemed. For this reason, it was necessary to reduce the distributed dividend in February. In spite of this adjustment, Dreyfus Strategic Municipals, Inc. generated a tax-free yield of 5.81% as of March 31, 1999, based on its stock price. Management continues to be alert for opportunities while recognizing that future dividends reductions may be required.

   We continue to maintain a positive market outlook. The supply of new tax-exempt issues coming to market is running below last years pace. Demand from individual investors and from professional arbitrageurs has been supportive. The municipal bond market has traded in a very narrow range over the past several months. With volatility measures at near record lows, we currently dont anticipate much of a change in market conditions. Because of our constructive long-term market outlook, we have extended the funds duration.

   In summary, if recent market behavior continues, we believe that income should be the key to relative market performance in the months ahead. Stability of interest rates may mitigate any price impact on performance. With an emphasis on tax-free income generation, the fund should be well positioned. We trust that this strategy is in keeping with your investment objectives.

                                   Very truly yours,
                                   /s/Richard J. Moynihan

                                   Richard J. Moynihan
                                   Director, Municipal Portfolio Management
                                   The Dreyfus Corporation
April 19, 1999
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share.
** Some income may be subject to the federal Alternative Minimum Tax (AMT) for certain shareholders.
*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the market price per share at the end of the period.

Dreyfus Strategic Municipals, Inc.
-------------------------------------------------------------------------------
Statement of Investments                             March 31, 1999 (Unaudited)
                                                                                             Principal
Long-Term Municipal Investments--97.4                                                          Amount              Value
-------------------------------------------------------------------------------             ------------       ------------
Alabama--.9%
Alabama Industrial Development Authority, SWDR
   (Pine City Fiber Co.) 6.45%, 12/1/2023 (Guaranteed; Boise Cascade Corp.).........        $    5,000,000     $    5,265,600
Alaska--1.1%
Alaska Housing Finance Corp., Refunding 5.75%, 6/1/2024 (Insured; MBIA).............             6,300,000          6,549,039
Arizona--5.5%
Apache County Industrial Development Authority, PCR
   (Tuscon Electric Power Co. Project) 5.85%, 3/1/2028..............................             5,000,000          4,965,200
Coconino County, PCR (Nevada Power Co. Project) 6.375%, 10/1/2036...................             4,250,000          4,591,275
Pima County Industrial Development Authority, Industrial Revenue
   (Tuscon Electric Power Co. Project) 6%, 9/1/2029.................................            15,500,000         15,555,800
Tempe Industrial Development Authority, IDR
   (California Micro Devices Corp. Project) 10.50%, 3/1/2018........................             7,185,000          7,410,178
Arkansas--.5%
Little River County, Revenue, Refunding
   (Pacific Corp. Project) 5.60%, 10/1/2026.........................................             3,100,000          3,118,104
California--5.5%
State of California 8.159%, 12/1/2018 (b,c).........................................            10,000,000         10,276,800
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue:
   Zero Coupon, 1/1/2025............................................................            43,860,000         11,014,123
   Zero Coupon, 1/1/2029............................................................            54,830,000         10,936,392
Colorado--3.3%
Bent County, COP (Medium Security Correctional Facility Project) 9.50%, 7/15/2013...            12,950,000         13,902,861
Denver City and County, Airport Revenue:
   8%, 11/15/2025...................................................................             3,670,000          3,973,215
   8%, 11/15/2025 (Prerefunded 11/15/2001) (a)......................................             1,330,000          1,473,347
Connecticut--.7%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program
   5.85%, 11/15/2028................................................................             4,160,000          4,354,064
Florida--7.6%
Escambia County, PCR (Champion International Corp. Project) 6.90%, 8/1/2022 ........             7,000,000          7,676,200
Florida Board of Education, Capital Outlay 9.30%, 6/1/2019 (b,c)....................            20,000,000         23,135,600
Florida Housing Finance Agency, MFHR
   (Palm Aire Retirement Facility Project) 10%, 1/1/2020 (d)........................             4,551,086         4,346,287
Palm Beach County, Solid Waste IDR:
   (Okeelanta Power Limited Partnership Project)
      6.70%, 2/15/2015 (d)..........................................................             3,000,000         2,310,000
   (Osceola Power Limited Partnership Project)
      6.95%, 1/1/2022 (d)...........................................................             9,150,000         6,954,000



Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                 March 31, 1999 (Unaudited)
                                                                                             Principal
Long-Term Municipal Investments (continued)                                                    Amount              Value
-------------------------------------------------------------------------------             ------------       ------------
Georgia--2.0%
Private Colleges and Universities Facilities Authority, Revenue, Refunding
   (Clark Atlanta University Project) 8.25%, 1/1/2015 (Prerefunded 1/1/2003) (a)....        $    9,950,000     $   11,857,515
Hawaii--2.0%
Hawaii Department of Transportation, Special Facility Revenue
   (Caterair International Corp. Project) 10.125%, 12/1/2010........................             4,400,000          4,604,732
   (Continental Airlines, Inc.) 5.625%, 11/15/2027..................................             6,820,000          6,814,680
Illinois--4.4%
Chicago-O'Hare International Airport, Special Facility Revenue:
   Refunding (Delta Airlines Project) 6.45%, 5/1/2018...............................             3,855,000          4,100,564
   (United Airlines, Inc. Project) 8.95%, 5/1/2018..................................             9,080,000          9,974,471
Illinois Development Finance Authority, Revenue, Refunding
   (Community Rehabilitation Providers Facilities Acquisition Program) 6%, 7/1/2015.             3,500,000          3,613,225
Illinois Health Facilities Authority, Revenue, Refunding
   (Ravenswood Hospital Medical Center Project) 8.80%, 6/1/2006.....................             8,000,000          8,049,440
Indiana--5.1%
Indiana Housing Finance Authority, SFMR 5.95%, 1/1/2029.............................             3,995,000          4,205,696
Indianapolis Airport Authority, Special Facility Revenue
   (United Airlines, Inc. Project) 6.50%, 11/15/2031................................            24,000,000         25,722,000
Kentucky--4.1%
Kenton County Airport Board, Airport Revenue
   (Special Facilities-Delta Airlines Project):
      7.50%, 2/1/2020...............................................................            10,000,000         10,892,400
      6.125%, 2/1/2022..............................................................            13,000,000         13,284,440
Louisiana--2.7%
Parish of Saint James, SWDR (Freeport-McMoRan Partnership Project)
   7.70%, 10/1/2022.................................................................            10,000,000         10,727,900
West Feliciana Parish, PCR (Gulf States) 5.8%, 12/1/2015............................             5,000,000          4,994,250
Maryland--.5%
Baltimore County, PCR, Refunding
   (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015..................................             2,500,000          2,722,100
Massachusetts--1.6%
Massachucetts Industrial Finance Agency, Revenue
   (Ogden Haverhill Project) 5.60%, 12/1/2019.......................................             6,000,000          6,017,340
Massachusetts Health and Educational Facilities Authority, Revenue, Refunding
   (Beth Israel Hospital Issue) 8.826%, 7/1/2025 (Insured; AMBAC) (b)...............             3,000,000          3,450,000
Michigan--3.4%
Michigan Hospital Finance Authority, HR, Refunding
   (Genesys Health System Obligated Group)
   8.125%, 10/1/2021 (Prerefunded 10/1/2005) (a)....................................             5,000,000          6,226,050



Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                 March 31, 1999 (Unaudited)
                                                                                             Principal
Long-Term Municipal Investments (continued)                                                    Amount              Value
-------------------------------------------------------------------------------             ------------         ------------
Michigan (continued)
Michigan Strategic Fund, SWDR, Refunding
   (Genesee Power Station Project) 7.50%, 1/1/2021..................................        $    7,000,000     $    7,522,340
Wayne Charter County, Special Airport Facilities Revenue, Refunding
   (Northwest Airlines, Inc.)  6.75%, 12/1/2015.....................................             5,680,000          6,173,649
Mississippi--3.4%
Claiborne County, PCR:
   (Middle South Energy, Inc.) 9.50%, 12/1/2013.....................................             1,595,000          1,648,416
   Refunding (System Energy Resources, Inc.) 6.20%, 2/1/2026........................             5,425,000          5,546,629
Mississippi Business Finance Corp., PCR, Refunding  (System Energy Resource Inc. Project)
   5.875%, 4/1/2022.................................................................            12,825,000         12,904,002
Nevada--3.0%
Clark County, IDR:
   (Southwest Gas Corp.) 7.50%, 9/1/2032............................................             4,000,000          4,407,760
   (Nevada Power Company Project):
      5.60%, 10/1/2030..............................................................             7,000,000          7,003,430
      Refunding 5.90%, 10/1/2030....................................................             6,000,000          6,128,520
New Hampshire--4.6%
New Hampshire Industrial Development Authority, PCR
   (Public Service Co. Project):
      7.65%, Series A, 5/1/2021.....................................................            15,645,000         16,534,105
      7.65%, Series C, 5/1/2021.....................................................             3,500,000          3,698,905
New Hampshire Business Finance Authority, PCR, Revenue, Refunding
   (Public Service Co. Project) 6% 5/1/2021.........................................             7,000,000          7,015,330
New Jersey--3.6%
New Jersey Health Care Facilities Financing Authority, Revenue
   (Christian Health Care Center)
   8.75%, 7/1/2018 (Insured; MBIA, Prerefunded 7/1/2006) (a)........................            16,810,000         21,241,284
New Mexico--.7%
Farmington, PCR (Tuscon Electric Power Co., San Juan)
   6.95%, 10/1/2020.................................................................             4,000,000          4,357,320
New York--1.2%
New York State Energy Research and Development Authority, Electric Facilities Revenue
   (Long Island Lighting Co.):
      7.15%, 2/1/2022...............................................................             3,000,000          3,343,230
      6.90%, 8/1/2022...............................................................             3,275,000          3,672,552
North Carolina--1.0%
Charlotte, Special Facilities Revenue, Refunding
   (Charlotte / Douglas International Airport) 5.60%, 7/1/2027 (Guaranteed; U.S. Air)            6,000,000          5,982,540
Ohio--1.7%
Cleveland, Airport Special Revenue (Continental Airlines, Inc. Project) 5.375%, 9/15/2027       10,455,000         10,194,461



Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                 March 31, 1999 (Unaudited)
                                                                                             Principal
Long-Term Municipal Investments (continued)                                                    Amount              Value
-------------------------------------------------------------------------------             ------------         ------------
Pennsylvania--8.4%
Beaver County Industrial Development Authority, PCR, Refunding
   (Cleveland Electric Project) 7.625%, 5/1/2025....................................        $    7,000,000     $    7,914,480
Butler County Industrial Development Authority, First Mortgage Revenue
   (Saint John Lutheran Care Center):
      Refunding 10%, Series A1, 10/1/2017...........................................             8,450,000         10,343,476
      Refunding 10%, Series A2, 10/1/2017...........................................               940,000          1,159,669
Lehigh County General Purpose Authority, Revenue (Wiley House)
   9.50%, 11/1/2016 (Prerefunded 11/1/2001) (a).....................................             3,000,000          3,485,190
Montgomery County Industrial Development Authority, First Mortgage Revenue
   (Meadowood Corp. Project):
      8.25%, 12/1/2018 (Prerefunded 12/1/2000) (a)..................................             3,750,000          4,108,125
      Refunding 10.25%, 12/1/2020 (Prerefunded 12/1/2000) (a).......................             5,000,000          5,635,100
Pennsylvania Housing Finance Agency, SFMR 8.577%, 4/1/2025 (b)......................             6,000,000          6,562,500
Philadelphia Hospitals and Higher Education Facilities Authority, Revenue
   (Northwestern Corp.) 8.50%, 6/1/2016 (Prerefunded 6/1/2000) (a)..................             5,200,000          5,608,304
York County Hospital Authority, Revenue, Refunding
   (Health Center - Lutheran Social Services) 6.50%, 4/1/2022.......................             4,250,000          4,505,468
South Carolina--2.0%
Piedmont Municipal Power Agency, Electric Revenue, Refunding
   6.55%, 1/1/2016..................................................................             1,690,000          1,694,124
South Carolina Housing Authority, Homeownership Mortgage Revenue 9%, 7/1/2018.......               690,000            698,604
Spartanburg County, Hospital Facilities Revenue (Spartanburg General Hospital System)
   9.303%, 4/13/2022 (Prerefunded 4/15/2002) (a,b)..................................             7,700,000          9,057,125
Tennessee--1.7%
Memphis Center City Revenue Finance Corp., Tennessee Sports Facility Revenue
   (Memphis Redbirds) 6.50%, 9/1/2028...............................................            10,000,000         10,174,100
Texas--3.7%
Houston Airport System, Special Facilities Revenue
   Airport Improvement (Continental Airlines):
      6.125%, 7/15/2027.............................................................             8,100,000          8,313,273
      5.70%, 7/15/2029      3,750,000   3,747,488
Texas Department of Housing and Community Affairs
   Collateralized Home Mortgage Revenue, Refunding 10.119%, 7/2/2024 (b)............             5,500,000          6,655,000
Tyler Health Facilities Development Corp., HR, Refunding
   (East Texas Medical Center Regional Health Care System Project) 6.75%, 11/1/2025.             3,000,000          2,881,920
Utah--1.9%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018 (d).........            10,000,000          6,002,000
Toelle County, Hazardous Waste Treatment Revenue
   (Union Pacific Project) 5.70%, 11/1/2026.........................................             5,000,000          4,972,200



Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------
Statement of Investments (continued)                 March 31, 1999 (Unaudited)
                                                                                             Principal
Long-Term Municipal Investments (continued)                                                    Amount              Value
-------------------------------------------------------------------------------             ------------         ------------
Virginia--.9%
Fairfax County Water Authority, Revenue 8.262%, 4/1/2029 (b,c)......................        $    5,000,000     $    5,438,900
Washington--.7%
Public Utility District No. 1 of Pend Orielle County, Electric Revenue
   6.375%, 1/1/2015.................................................................             3,755,000          4,129,561
West Virginia--2.6%
Braxton County, SWDR (Weyerhaeuser Co. Project) 5.80%, 6/1/2027.....................            14,390,000         15,027,333
Wisconsin--2.7%
Wisconsin Health and Educational Facilities Authority, Health, Hospital and
   Nursing Home Revenue  (Aurora Health Care Inc.) 5.60%, 2/15/2029.................             5,000,000          4,928,200
Wisconsin Housing and Economic Development Authority, Homeownership Revenue
   9.464%, 7/1/2025 (b,c)...........................................................            10,000,000         11,142,400
Wyoming--.8%
Sweetwater County, SWDR (FMC Corp. Project):
   7%, 6/1/2024.....................................................................             2,200,000          2,406,426
   6.90%, 9/1/2024..................................................................             2,000,000          2,185,420
U. S. Related--1.9%
Puerto Rico Highway and Transportation Authority, Transportation Revenue
   Refunding 6.83%, 7/1/2038 (b)....................................................             8,000,000          7,930,560
Puerto Rico Infrastructure Financing Authority
   6.855%, 7/1/2015 (Insured; AMBAC) (b)............................................             3,000,000          3,107,040
                                                                                                                 ------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $536,244,464)..............................................................                             $572,253,347
                                                                                                                 ------------
                                                                                                                 ------------
Short-Term Municipal Investments--1.6%
------------------------------------------------------------------------------------
Alabama--.7%
Mcintosh Industrial Development Board, Environmental Revenue, Refunding
   VRDN (CIBC Specialty Chemicals Co.) 3.35% (e)....................................          $  3,900,000       $  3,900,000
Texas--.9%
Texas Department of Housing and Community Affairs,
   Collateralized Home Mortgage Revenue, Refunding, VRDN 3.35% (e)..................             5,500,000          5,500,000
                                                                                                                 ------------
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $9,400,000)................................................................                             $  9,400,000
                                                                                                                 ------------
                                                                                                                 ------------
TOTAL INVESTMENTS
   (cost $545,644,464)..............................................................                 99.0%       $581,653,347
                                                                                                    ------       ------------
                                                                                                    ------       ------------
CASH AND RECEIVABLES (NET)..........................................................                  1.0%       $  5,602,551
                                                                                                    ------       ------------
                                                                                                    ------       ------------
NET ASSETS..........................................................................                100.0%       $587,255,898
                                                                                                    ------       ------------
                                                                                                    ------       ------------

Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------

Summary of Abbreviations
-------------------------------------------------------------------------------
AMBAC  American Municipal Bond Assurance    MFHR  Multi-Family Housing Revenue
         Corporation                        PCR   Pollution Control Revenue
COP    Certificate of Participation         SFMR  Single-Family Mortgage Revenue
HR     Hospital Revenue                     SWDR  Solid Waste Disposal Revenue
IDR    Industrial Development Revenue       VRDN  Variable Rate Demand Notes
MBIA   Municipal Bond Investors Assurance
         Insurance Corporation


Summary of Combined Ratings (Unaudited)
-------------------------------------------------------------------------------
Fitch      or    Moody's     or   Standard & Poor's   Percentage of Value
-------          --------         -----------------   -------------------
AAA              Aaa              AAA                          9.5%
AA               Aa               AA                           8.8
A                A                A                            4.8
BBB              Baa              BBB                         35.0
BB               Ba               B                           10.8
B                B                B                            4.8
F1               Mig1             SP1                           .7
Not Rated (f)    Not Rated (f)    Not Rated (f)               25.6
                                                           -------
                                                            100.0%
                                                           -------
                                                           -------

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Inverse floater security--the interest rate is subject to change periodically.
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, these securities amounted to $49,993,700 or 8.5% of net assets.
(d)   Non-income accruing security.
(e) Securities payable on demand. Variable rate interest-subject to periodic change.
(f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                       See notes to financial statements.

Dreyfus Strategic Municipals, Inc.
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                  March 31, 1999 (Unaudited)
                                                                                                 Cost                  Value
                                                                                             -----------           ------------
ASSETS:            Investments in securities--See Statement of Investments.....              $545,644,464          $581,653,347
                   Cash........................................................                                          25,850
                   Interest receivable.........................................                                      11,055,314
                   Prepaid expenses............................................                                          55,151
                                                                                                                   ------------
                                                                                                                    592,789,662
                                                                                                                   ------------

LIABILITIES:       Due to The Dreyfus Corporation and affiliates...............                                         391,560
                   Payable for investment securities purchased.................                                       4,961,644
                   Accrued expenses............................................                                         180,560
                                                                                                                   ------------
                                                                                                                      5,533,764
                                                                                                                   ------------

NET ASSETS.....................................................................                                    $587,255,898
                                                                                                                   ------------
                                                                                                                   ------------

REPRESENTED BY:     Paid-in capital............................................                                    $555,354,096
                    Distributions in excess of investment income--net..........                                      (1,095,005)
                    Accumulated net realized gain (loss) on investments........                                      (3,012,076)
                    Accumulated net unrealized appreciation (depreciation)
                       on investments--Note 4...................................                                     36,008,883
                                                                                                                   ------------

NET ASSETS.....................................................................                                    $587,255,898
                                                                                                                   ------------
                                                                                                                   ------------

SHARES OUTSTANDING
(500 million shares of $.001 par value Common Stock authorized)................                                      58,549,216

NET ASSET VALUE per share......................................................                                          $10.03
                                                                                                                         ------
                                                                                                                         ------
                                       See notes to financial statements.

Dreyfus Strategic Municipals, Inc.
-------------------------------------------------------------------------------
Statement of Operations             Six Months Ended March 31, 1999 (Unaudited)

INVESTMENT INCOME

INCOME             Interest Income.............................................                                    $18,935,754

EXPENSES:          Management fee--Note 3(a)...................................               $  2,205,406
                   Shareholder servicing costs.................................                     94,696
                   Custodian fees--Note 3(b)   ................................                     52,840
                   Directors' fees and expenses--Note 3(c).....................                     35,524
                   Shareholders' reports.......................................                     29,086
                   Registration fees...........................................                     26,481
                   Professional fees...........................................                     18,067
                   Interest expense--Note 2....................................                        648
                   Miscellaneous...............................................                     10,140
                                                                                             -------------
                      Total Expenses...........................................                                      2,472,888
                                                                                                                 -------------
INVESTMENT INCOME--NET.........................................................                                     16,462,866

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                   Net realized gain (loss) on investments.....................               $    804,055
                   Net unrealized appreciation (depreciation)
                    on investments.............................................                (10,778,257)
                                                                                             -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                     (9,974,202)
                                                                                                                 -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                                   $  6,488,664
                                                                                                                 -------------
                                                                                                                 -------------
                                       See notes to financial statements.

Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------
Statement of Changes in Net Assets
                                                                                            Six Months Ended
                                                                                              March 31, 1999        Year Ended
                                                                                               (Unaudited)      September 30, 1998
                                                                                              --------------    ------------------
OPERATIONS:
   Investment income--net......................................................               $ 16,462,866         $ 33,858,717
   Net realized gain (loss) on investments.....................................                    804,055           (2,094,022)
   Net unrealized appreciation (depreciation) on investments...................                (10,778,257)          16,608,666
                                                                                              ------------         ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations.............                  6,488,664           48,373,361
                                                                                              ------------         ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net......................................................                (17,306,586)         (36,879,678)
                                                                                              ------------         ------------
CAPITAL STOCK TRANSACTIONS:
   Dividends reinvested--Note 1(c).............................................                  2,380,499            6,990,423
                                                                                              ------------         ------------
      Total Increase (Decrease) in Net Assets..................................                 (8,437,423)          18,484,106

NET ASSETS:
   Beginning of Period.........................................................                595,693,321          577,209,215
                                                                                              ------------         ------------
   End of Period...............................................................               $587,255,898         $595,693,321
                                                                                              ------------         ------------
                                                                                              ------------         ------------
Distribution in excess of investment income--net...............................               $ (1,095,005)        $   (251,285)
                                                                                              ------------         ------------

                                                                                                 Shares               Shares
                                                                                              ------------         ------------
CAPITAL SHARE TRANSACTIONS:
   Increase in Shares Outstanding as a result of Dividends Reinvested..                            235,695              688,950
                                                                                              ------------         ------------
                                                                                              ------------         ------------
                                       See notes to financial statements.

Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the Fund's shares.

                                                 Six Months Ended
                                                  March 31, 1999                         Year Ended September 30,
                                                                      ------------------------------------------------------
PER SHARE DATA:                                     (Unaudited)        1998        1997        1996        1995        1994
                                                    -----------       ------      ------      ------      ------      ------
   Net asset value, beginning of period..........     $10.22          $10.02       $ 9.88      $ 9.96      $ 9.73     $10.43
                                                     -------         -------      -------     -------     -------    -------
     Investment Operations:
     Investment income-net........................       .28             .59          .66         .68         .71        .73
     Net realized and unrealized gain (loss)
          on investments.........................       (.17)            .25          .16        (.09)        .23       (.69)
                                                     -------         -------      -------     -------     -------    -------
     Total from Investment Operations............        .11             .84          .82         .59         .94        .04
                                                     -------         -------      -------     -------     -------    -------
     Distributions:
     Dividends from investment income-net........       (.30)           (.64)        (.68)       (.67)       (.71)      (.72)
     Dividends from net realized gain
          on investments.........................        --              --           --          --         --         (.02)
                                                     -------         -------      -------     -------     -------    -------
     Total Distributions.........................       (.30)           (.64)        (.68)       (.67)       (.71)      (.74)
                                                     -------         -------      -------     -------     -------    -------
     Net asset value, end of period..............     $10.03          $10.22       $10.02     $  9.88     $  9.96    $  9.73
                                                     -------         -------      -------     -------     -------    -------
                                                     -------         -------      -------     -------     -------    -------
     Market value, end of period.................    $ 9 1/2        $10 5/16      $10 5/8     $    10     $ 9 5/8    $ 9 7/8
                                                     -------         -------      -------     -------     -------    -------
                                                     -------         -------      -------     -------     -------    -------
TOTAL INVESTMENT RETURN(1).......................     (10.13%)(2)       3.35%       13.77%      11.23%       4.91%     (4.63%)
RATIOS/SUPPLEMENTAL DATA:
     Ratio of expenses to average net assets.....        .84%(2)         .85%         .85%        .86%        .87%       .86%
     Ratio of net investment income
          to average net assets..................       5.60%(2)        5.78%        6.64%       6.92%       7.30%      7.24%
     Portfolio Turnover Rate.....................      10.53%(3)       20.95%       16.66%      19.27%      13.68%      4.85%
     Net Assets, end of period (000's Omitted)...   $587,256        $595,693     $577,209    $560,072    $559,862   $541,124

-------------------
(1) Calculated based on market value.
(2) Annualized.
(3) Not annualized.

                                       See notes to financial statements.

Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Strategic Municipals, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the Funds investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

   (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record dates respective price. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the Fund at the record dates net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of market value, shares will be issued by the fund at 95% of market value. If market price is lower than the net asset value per share on the record date, The Bank of New York will purchase Fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing Fund shares in the open market, Fund shares outstanding will not be affected by this form of reinvestment.

Dreyfus California Municipal Income, Inc.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   On March 31, 1999, the Board of Directors declared a cash dividend of $.046 per share from investment income-net, payable on April 29, 1999 to shareholders of record as of the close of business on April 15, 1999.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $1,304,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1998. The carryover does not include net realized securities loss from November 1, 1997 through September 30, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, the carryover expires in fiscal 2004.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding during the period ended March 31, 1999 was approximately $24,700 with a related weighted average annualized interest rate of 2.62%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average weekly net assets and is payable monthly.
The Agreement provides for an expense reimbursement from the Manager should the Funds aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the Fund or (2) 2% of the first $10 million, 1 1/2% of the next $20 million and 1% of the excess over $30 million of the average value of the Funds net assets. During the period ended March
31, 1999, there was no expense reimbursement pursuant to the agreement.

   (b) The Fund compensates Boston Safe Deposit and Trust Company, an affiliate of the Manager, under a custody agreement for providing custodial services to the Fund. During the period ended March 31, 1999, $52,840 was charged by Boston Safe Deposit and Trust Company pursuant to the custody agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1999 amounted to $61,098,917 and $64,829,096, respectively.

   At March 31, 1999, accumulated net unrealized appreciation on investments was $36,008,883, consisting of $43,239,322 gross unrealized appreciation and $7,230,439 gross unrealized depreciation.

   At March 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Strategic Municipals, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Boston Safe Deposit and
Trust Company
One Boston Place
Boston, MA 02108

Transfer Agent,
Dividend Distribution Agent
and Registrar
The Bank of New York
101 Barclay Street
New York, NY 10286



Printed in U.S.A.     970SA993